UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 18, 2007

AMERICAN INTERNATIONAL VENTURES, INC.

(Exact name of Registrant as specified in charter)

       Delaware

          000-30368

22-3489463

(State of Incorporation)    Commission File No.  (I.R.S. Employer ID Number)

4058 Histead Way, Evergreen, Colorado 80439

 (Address of principal executive offices)         (Zip Code)

Registrant's telephone number (303) 670-7378

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Information.

On January 3, 2007, the Company issued a press release stating that Cougar Gold LLC (a subsidiary of Electrum Resources, LLC) (“Cougar Gold”) intended to resume drilling operations on the Company’s Brunner property pursuant to its pre-existing joint venture.

On January 18,  2007, the Company was informed by Cougar Gold that it has reconsidered its position, and will not resume drilling operations on the Brunner claims. Moreover, Cougar Gold also informed the Company that it intends to withdraw from the joint venture.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American International Ventures, Inc.

/s/ Myron Goldstein

January 24, 2007

Myron Goldstein

Chairman

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